UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: October 8, 2013
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AMR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation, the parent company of American Airlines, Inc., issued a press release on October 8, 2013 reporting September revenue and traffic results. The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated October 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: October 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: October 8, 2013

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Contact:	Sean Collins
Media Relations
817 967 1577
mediarelations@aa.com

FOR RELEASE: Tuesday, October 8, 2013

AMR CORPORATION REPORTS SEPTEMBER 2013 REVENUE AND TRAFFIC RESULTS

Consolidated Traffic Increased 1.3 Percent

FORT WORTH, Texas - AMR Corporation today reported September 2013 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly owned subsidiary, AMR Eagle Holding Corporation.

September’s consolidated passenger revenue per available seat mile (PRASM) was a record high for the month, increasing an estimated 3.2 percent versus the same period last year.

Consolidated capacity and traffic were 1.9 percent and 1.3 percent higher year-over-year, respectively, resulting in a consolidated load factor of 80.7 percent, 0.4 points below the same period last year.

Domestic traffic was 0.5 percent higher year-over-year on 0.9 percent more capacity, resulting in a domestic load factor of 80.2 percent, 0.3 points lower compared to the same period last year.

International load factor of 82.8 percent was 0.8 points lower year-over-year, as traffic increased 2.0 percent on 3.0 percent more capacity. The Atlantic entity recorded the highest load factor of 89.3 percent, an increase of 2.3 points versus September 2012.

On a consolidated basis, the company boarded 8.4 million passengers in September.

The Company's Results Are Detailed Below:

AMR Preliminary Results Summary
September 2013 consolidated PRASM (cents/ASM)*	12.91
September 2013 consolidated year-over-year PRASM change	3.2%
September 2013 consolidated fuel price including effective hedges & taxes (dollars/gallon)	$3.14

*Note: Previously, consolidated PRASM (cents/ASM) was quoted for the prior year period.

AMR TRAFFIC SUMMARY
INCLUDES CHARTER SERVICES

	SEPTEMBER				Year-to-Date
	2013	2012	Change		2013	2012	Change
REVENUE PASSENGER MILES (000)
Domestic	5,724,665	5,694,186	0.5%		56,925,453	56,992,246	(0.1)%
International	4,344,069	4,259,264	2.0		40,142,428	38,856,262	3.3
Atlantic	1,810,546	1,814,613	(0.2)		13,992,066	14,315,083	(2.3)
Latin America	1,872,095	1,834,745	2.0		20,130,577	18,851,601	6.8
Pacific	661,428	609,906	8.4		6,019,786	5,689,578	5.8

Mainline	10,068,734	9,953,450	1.2		97,067,881	95,848,508	1.3
Regional	839,329	810,635	3.5		7,804,573	7,703,355	1.3
Consolidated	10,908,062	10,764,085	1.3		104,872,454	103,551,862	1.3

AVAILABLE SEAT MILES (000)
Domestic	7,136,011	7,075,435	0.9%		67,193,845	67,846,986	(1.0)%
International	5,247,601	5,096,972	3.0		49,003,773	47,315,126	3.6
Atlantic	2,027,965	2,087,288	(2.8)		16,614,297	17,233,749	(3.6)
Latin America	2,368,285	2,252,834	5.1		25,120,945	23,209,080	8.2
Pacific	851,352	756,849	12.5		7,268,531	6,872,297	5.8

Mainline	12,383,612	12,172,407	1.7		116,197,618	115,162,112	0.9
Regional	1,135,681	1,099,673	3.3		10,369,353	10,248,292	1.2
Consolidated	13,519,292	13,272,080	1.9		126,566,971	125,410,404	0.9

LOAD FACTOR
Domestic	80.2	80.5	(0.3)	Pts	84.7	84.0	0.7	Pts
International	82.8	83.6	(0.8)		81.9	82.1	(0.2)
Atlantic	89.3	86.9	2.3		84.2	83.1	1.2
Latin America	79.0	81.4	(2.4)		80.1	81.2	(1.1)
Pacific	77.7	80.6	(2.9)		82.8	82.8	0.0

Mainline	81.3	81.8	(0.5)		83.5	83.2	0.3
Regional	73.9	73.7	0.2		75.3	75.2	0.1
Consolidated	80.7	81.1	(0.4)		82.9	82.6	0.3

PASSENGERS BOARDED
Mainline	6,652,651	6,570,882	1.2%		65,728,024	65,392,804	0.5%
Regional	1,756,185	1,719,643	2.1		16,237,041	16,192,908	0.3
Consolidated	8,408,836	8,290,525	1.4		81,965,065	81,585,712	0.5

SYSTEM CARGO TON MILES (000)
Total	146,690	136,463	7.5%		1,330,610	1,325,366	0.4%

Notes: Regional data includes operations by wholly owned subsidiaries of AMR, and operations performed by third parties under executed air service agreements. All load factor and year-over-year change figures have been rounded to the nearest tenth. Beginning with the June 2013 traffic release, data includes charter services.

Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words.  These forward-looking statements are based on AMR’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements.  The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements:  the challenges and costs of the proposed merger with US Airways Group, Inc., including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction.  Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements.  AMR does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

About American Airlines
American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 260 airports in more than 50 countries and territories. American’s fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American's website, aa.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American's AAdvantage® program, voted Airline Program of the Year at the 2013 Freddie Awards, lets members earn miles for travel and everyday purchases and redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve more than 840 destinations served by some 9,000 daily flights to nearly 160 countries and territories. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

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